Filed Pursuant to Rule 497(a)
File No. 333-175624

A Middle Market Strategy To Help Manage Risk

For years institutional investors such as insurance companies, hedge funds, endowments and pension plans have invested in the senior debt of U.S. middle market companies to help manage portfolio risk and assist in meeting investment return objectives. This strategy is now available to individual investors through Sierra Income Corporation, a non-traded Business Development Company.

I would like to invite you to a seminar where you will learn about:

•	The basics of a Business Development Company

•	The middle market and its impact on the U.S. economy

•	An investment strategy to help manage risk and potentially provide income via monthly distribution payments

I look forward to seeing you at this informative event.

SPEAKERS:

HOSTED BY: Name	Title, Firm
Bio

Name	Title, Firm
Bio

EVENT DETAILS:

Day, Date	Name

Time - Agenda	Address City, State, Zip
Extra Note

PLEASE RSVP TO:

Name

xxx.xxx.xxxx

name@email.com

Please click here to view the Prospectus.

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. An offer can only be made by a prospectus that contains more complete information on risks, management fees and other expenses. There is no guarantee that any BDC investment strategy will be successful. Investment in BDCs involves significant risks including but not limited to: no secondary market; limitation on liquidity, transfer and redemption of shares; distributions made may not come from income and can be deemed a return of capital; a BDC is dependent upon its advisor to select investments and conduct operations; and a BDCs advisor will face conflicts of interest. Investments are not bank guaranteed, not FDIC insured and may lose value.

RISK FACTORS

Sierra Income Corporation and Business Development Companies (BDCs) in general may not be suitable for all investors. A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments. Our shares will not be listed on a national securities exchange and investors may have difficulty selling shares. BDCs involve risks associated with investing in middle market securities such as market risk, interest rate risk and credit risk, and there are significant fees and charges inherent in investing in BDCs. There is no guarantee that Sierra Income Corporation will qualify as a registered investment corporation, and failure to do so would have an adverse effect on investment performance.

Information contained in this communication is not considered an official record of your account and does not supersede normal trade confirmations or statements, as applicable. Any information provided has been prepared from sources believed to be reliable but is not guaranteed, does not represent all available data necessary for making investment decisions and is for informational purposes only.

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4/12 SI0032-A